

ASTRA

Investor Day
April 14, 2021

RANDY RUSSELL

CO-FOUNDER & CHIEF INVESTMENT OFFICER, HOLICITY

DISCLAIMER AND FORWARD LOOKING STATEMENTS

This presentation (this "Presentation") was prepared for informational purposes only to assist interested parties in making their own evaluation of the proposed transaction (the "Transaction") between Holicity Inc. ("HOL", "we", or "our") and Astra Space, Inc. ("Astra"). By accepting this Presentation, each recipient agrees: (i) to maintain the confidentiality of all information that is contained in this Presentation and not already in the public domain; and (ii) to use this Presentation for the sole purpose of evaluating Astra. This Presentation is for strategic discussion purposes only and does not constitute an offer to purchase nor a solicitation of an offer to sell shares of HOL, Astra or any successor entity of the Transaction. This presentation is incomplete without reference to, and should be viewed solely in conjunction with, the oral briefing provided by HOL. This Presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice. No representation, express or implied, is or will be given by HOL, Astra or their respective affiliates and advisors as to the accuracy or completeness of the information contained herein, or any other written or oral information made available in the course of an evaluation of the Transaction.

This Presentation and the oral briefing provided by HOL or Astra may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding HOL's, Astra's on their management teams' expectations, hopes, beliefs, intentions or strategies regarding the future. The words "anticipate", "believe", "continue", "could", "estimate", "expect", "intends", "may", "might", "plan", "possible", "potential", "predict", "project", "should", "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on HOL's and Astra's current expectations and beliefs concerning future developments and their potential effects on HOL, Astra or any successor entity of the Transaction. There can be no assurance that the future developments affecting HOL, Astra or any successor entity of the Transaction will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond HOL's or Astra's control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Except as required by law, HOL and Astra are not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

All rights to the trademarks, copyrights, logos and other intellectual property listed herein belong to their respective owners and HOL's or Astra's use thereof does not imply an affiliation with, or endorsement by the owners of such trademarks, copyrights, logos and other intellectual property. Solely for convenience, trademarks and trade names referred to in this presentation may appear with the ® or ™ symbols, but such references are not intended to indicate, in any way, that such names and logos are trademarks or registered trademarks of HOL.

This presentation contains statistical data, estimates and forecasts that have been provided by Astra and/or are based on independent industry publications or other publicly available information, as well as other information based on Astra's internal sources. This information involves many assumptions and limitations and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data that has been provided by Astra and/or contained in these industry publications and other publicly available information. Accordingly, none of HOL, Astra nor their respective affiliates and advisors makes any representations as to the accuracy or completeness of these data. Certain amounts related to the transaction described herein have been expressed in U.S. dollars for convenience and, when expressed in U.S. dollars in the future, such amounts may be different from those set forth herein.

Non-GAAP Financial Measures. This Presentation includes non-GAAP financial measures. HOL and Astra believe that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Astra's financial condition and results of operations. Astra's management uses certain of these non-GAAP measures to compare Astra's performance to that of prior periods for trend analyses and for budgeting and planning purposes.

Additional Information: In connection with the Transaction, HOL intends to file a Registration Statement on Form S-4, which will include a preliminary prospectus and preliminary proxy statement. HOL will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders. Investors and security holders of HOL are advised to read, when available, the proxy statement/prospectus in connection with HOL's solicitation of proxies for its special meeting of stockholders to be held to approve the Transaction because the proxy statement/prospectus will contain important information about the Transaction and the parties thereto. The definitive proxy statement/prospectus will be mailed to stockholders of HOL as of a record date to be established for voting on the Transaction. Stockholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC's website at www.sec.gov or by directing a request to: Holicity Inc., 2300 Carillon Point, Kirkland, Washington 98033.

Participants in the Solicitation. HOL, Astra and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of HOL's stockholders in connection with the Transaction. Investors and security holders may obtain more detailed information regarding the names and interests in the Transaction of HOL's directors and officers in HOL's filings with the SEC, including HOL's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2020, which was filed with the SEC on November 4, 2020, and such information and names of Astra's directors and executive officers will also be in the Registration Statement on Form S-4 to be filed with the SEC by HOL, which will include the proxy statement of HOL for the Transaction.

SPEAKERS



Randy Russell



Chris Kemp



Adam London



Benjamin Lyon



Martin Attiq



Kelyn Brannon

SUMMARY INVESTMENT HIGHLIGHTS

1. First pure-play public space company
2. Compelling platform strategy that enables scale and efficiency
3. Competitive advantage that increases with velocity and scale
4. Large and growing sales backlog and pipeline
5. World-class executive team with leading investors





CHRIS KEMP
FOUNDER, CHAIRMAN & CEO



MISSION

IMPROVE LIFE ON EARTH FROM SPACE

Space is the Next Economic Frontier

Astra is the third privately-funded U.S. company in history to reach space and demonstrate orbital capability



$1.0+ Trillion
Total Space Economy in 2040[1]
$216 Billion
Satellite Manufacturing Spending Through 2030[2]
$40.7 Billion
Government Investment in Space[3]
400+
Private U.S. Companies[4]

Source: Wall Street Research, Space Capital.
(1) Per Morgan Stanley Research.
(2) Based on projected FY'21 DoD and NASA budgets from Jefferies, What's Up in Space: New Launchers, Same Incumbents (Aug. 2020).
(3) Companies currently operating space assets or with plans to launch them in the next 3 years.
(4) Companies currently operating space assets or with plans to launch them in the near term.

GLOBAL BROADBAND CONNECTIVITY
Reliable, low latency connectivity that could leapfrog wireless

IOT / M2M
Monitoring billions of objects

EARTH OBSERVATION
Monitoring activity on earth

NATIONAL SECURITY
Early warning systems

NEXT-GENERATION WEATHER, GPS, AND OTHER SERVICES
Leapfrogging wireless

THE "NEW SPACE AGE" IS AT AN INFLECTION POINT...

38+ thousand satellites to be built and launched over 2020 - 2029[1]

14x increase from 2010 - 2019[1]



Cumulative satellites launched since 2010[1]
~90% of satellites to be launched over the next decade weigh 300kg or less[2]
$100+ Billion launch market revenue over the next decade[3]
Today
40,746
4,062
Total Satellites Launched
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029

amazon, astrocast, OneWeb, ICEYE, planet., Capella Space, spire, HawkEye 360, SWARM, hiber., Synspective, KEPLER

Source: Wall Street Research, Space Capital.
(1) Based on Euroconsult and Astra Management estimates.
(2) Based on Euroconsult estimates derived based on 7,015 satellites with known mass.
(3) Factors in Euroconsult and Management estimates for satellite launches.

ACCESS TO SPACE IS

~25x[1]

TOO EXPENSIVE
TOO INFREQUENT
TOO SLOW



NASA Landsat 8 Satellite

Planet Dove Satellite (to scale)

	'MAINFRAME' SPACE	**'HYPERSCALE' SPACE**
Orbit	GEO (Geosynchronous Orbit)	LEO (Low Earth Orbit)
Satellites Launched Annually	Tens	Thousands
Satellite Size	Thousands of Kg	Hundreds of Kg
Launch Cost	Tens of Millions of $	Millions of $
Time to Launch	Months	Days



(1) Based on average of the mid-point of variances shown on bottom of page rounded to the nearest 10.

PLATFORM STRATEGY

Data	
Data	Space Services
Data	Modular Spacecraft Platform
Data	Mass-produced Portable Launch System
Data	Global Spaceport Footprint
Data	Technology Infrastructure



TECHNOLOGY INFRASTRUCTURE



OPTIMIZED FOR SCALE

AstraOS links critical processes across development, manufacturing, test, launch, and finance

INSTANT AND PERSISTENT ACCESS TO DATA

Decisions driven by real-time data acquired across all platforms via proprietary operational platform

AUTOMATION

Test and launch operate under automation framework that will scale into manufacturing

PLATFORM STRATEGY

Data	Space Services
	Modular Spacecraft Platform
	Mass-produced Portable Launch System
	Global Spaceport Footprint
	Technology Infrastructure



GLOBAL SPACEPORT FOOTPRINT



RAPID
Time to build new Kodiak spaceport: ~6 months

GLOBAL
10+ Launch Sites identified around the world

AFFORDABLE
Commercial FAA spaceports only require concrete pad

PLATFORM STRATEGY

Data	Space Services
	Modular Spacecraft Platform
	Mass-produced Portable Launch System
	Global Spaceport Footprint
	Technology Infrastructure



MASS-PRODUCED PORTABLE LAUNCH SYSTEM



RAPID
From payload delivery to launch within days

PORTABLE AND GLOBAL
Launch from anywhere in the world in 24 hours

AFFORDABLE
Most affordable launch system for small payloads

PLATFORM STRATEGY

Data	Space Services
	Modular Spacecraft Platform
	Mass-produced Portable Launch System
	Global Spaceport Footprint
	Technology Infrastructure



MODULAR SPACECRAFT PLATFORM

INTEGRATED
Factory integration with rocket eliminates unused mass and volume

RAPID
From concept to constellation in months not years

MAINFRAME TO MOBILE
Eliminates investment in bespoke satellite bus development



PLATFORM STRATEGY

Data	Space Services
	Modular Spacecraft Platform
	Mass-produced Portable Launch System
	Global Spaceport Footprint
	Technology Infrastructure



SPACE SERVICES

COMPLETE
Complete Constellation Management Services

RESILIENT
Rapid replacement and replenishment

AFFORDABLE
Most affordable path to space for governments and commercial customers



VISIONARY LEADERSHIP



Adam London
Founder & CTO



Chris Kemp
Founder, Chairman & CEO



Kelyn Brannon
CFO



Benjamin Lyon
Chief Engineer, Engineering, Manufacturing & Launch



Chris Thompson
Chief Engineer, Advanced Projects



Martin Attiq
Chief Business Officer



Bryson Gentile
VP Manufacturing



Kati Dahm
VP Communications



Pablo Gonzalez
SVP, Factory Engineering



Carla Supanich
VP of People

GUIDED BY A SEASONED BOARD BACKED BY LEADING INVESTORS

ACME · canaan partners · ADVANCE · AIRBUS VENTURES · INNOVATION ENDEAVORS · AME CLOUD VENTURES · CORRELATION VENTURES · ARTIS VENTURES · WILDCAT CAPITAL MANAGEMENT · OATV · McKINLEY CAPITAL · MARC BENIOFF · MICHAEL EISNER

Chris Kemp – Founder & CEO



- Leads the overall company strategy and direction
- Previously served as CTO of NASA and founded OpenStack
- Developed Cloud Computing Strategy for United States Government at White House
- Studied Computer Engineering at University of Alabama in Huntsville
- Teaches at Stanford

NASA · openstack · Office of the President of the United States

Dr. Adam London – Founder and CTO



- Leads the technology strategy and long-term product roadmap
- 10 years leading DARPA and NASA initiatives to miniaturize high-performance rocket technologies. 4 years at McKinsey & Company, focused on automotive and manufacturing sectors
- BS, MS, and PhD in Aerospace Engineering from MIT where his research culminated in the creation of the world's smallest liquid-cooled chemical rocket engine

Massachusetts Institute of Technology · McKinsey & Company · DARPA

Nomi Bergman - Director



- President of Advance / Newhouse Investment Partnership
- Previously served as President of U.S. cable owner and operator Bright House Networks until its 2016 merger with Charter and Time Warner Cable
- Board Member of publicly held Comcast and Visteon as well as 1010data, Black & Veatch, Astra, and Hawkeye360. Trustee for University of Rochester, The Cable Center, Adaptive Spirit, and One Revolution

COMCAST · ADVANCE · bright house networks

Scott Stanford - Director



- Co-Founder and Partner at venture capital firm, ACME Capital
- Previously Managing Director of Global Internet Investment Banking at Goldman Sachs
- Co-Founder of Silicon Foundry
- Former Senior Vice President at LookSmart

ACME · Goldman Sachs

Note: Upon closing, Craig McCaw is expected to join the Board of Directors.

TIMELINE TO HYPERSCALE SPACE OPERATIONS


2021
2022
2023
2024
2025
Services
Commercial Launch Operations
Monthly Launch
Weekly Launch
Bi-Weekly Launch
Daily Launch
Space Services
Modular Spacecraft Platform
Spaceport Services
Production
Build out Rocket Factory
Factory Scale Up for Daily Launch & Automation
Build Out Satellite Manufacturing Capabilities

ASTRA IS UNIQUELY POSITIONED TO SERVE THE SATELLITE MARKET

		CADENCE	DEDICATED LAUNCH PRICE	RANGE OF ORBITS[1]	TECHNOLOGY READINESS
ASTRA		300+ LAUNCHES / YEAR	$	●	●
SMALL LAUNCH COMPETITORS (<500 KG)	 ROCKET LAB, Virgin ORBIT	< 50 LAUNCHES / YEAR	$$	◕	●
MEDIUM LAUNCH COMPETITORS (<1,500 KG)	 FIREFLY AEROSPACE, Relativity, abl space systems	< 25 LAUNCHES / YEAR	$$$	◕	◑
HEAVY LAUNCH COMPETITORS (>1,500 KG)	 SPACEX, arianespace arianegroup, ROSCOSMOS	< 30 LAUNCHES / YEAR	$$$$	◔	●

Source: Company website, press, and Wall Street Research.
(1) Range of orbital destinations available to small satellite customers.

DR. ADAM LONDON
FOUNDER & CTO





RAPID ITERATION DEEPENS COMPETITIVE MOAT

KEYS TO SUCCESS:

- Technology de-risked by success of launches
- Rapidly enhance and re-launch rockets
- Automation to optimize costs and streamline improvements





2016 | 2017 | 2018 | 2019 | 2020 | 2021

DARPA

OCT '16
Founded Company

APR '17
Opened Orion Test Facility

DEC '17
Begin Testing Rocket 1.0

JUL '18
First test launch

NOV '18
Second test launch

JUN '19
Opening of Astra rocket factory

MAR '20
DARPA Challenge

SEP '20
First orbital launch attempt

DEC '20
Demonstrated orbital capability

STRATEGY IS WORKING: ASTRA ACHIEVED COMMERCIAL LAUNCH FASTER THAN OTHER COMPANIES

Unprecedented Velocity. Four Years to Launch.


Time to Achieve Orbital Launch Capability (Years)(1)
0 1 2 3 4 5 6 7 8 9 10 11 12 13
ASTRA
4 YEARS
~3 YEARS FASTER THAN SPACEX
SPACEX
7 YEARS
~8 YEARS FASTER THAN ROCKET LAB
ROCKET LAB
12 YEARS
~9 YEARS FASTER THAN VIRGIN ORBIT(2)
Virgin ORBIT
13 YEARS(2)

Note: Years to achieve orbital launch capability, rounded to the nearest full year.
(1) Represents time between company founding and first achieving orbital launch capability.
(2) Virgin Galactic founded the LauncherOne program in 2007; Virgin Orbit (including the LauncherOne program) was spun off from Virgin Galactic in 2017.

VALIDATION FROM GOVERNMENT AND HIGH-QUALITY CUSTOMERS

- 10+ customers and 50+ launches in backlog[1]
- Over $150+ million in contracted revenue
- Over 100 spacecraft in backlog
- All customers are highly reputable, well-funded and currently in orbital operation
- Feb 2021: Awarded NASA's TROPICS mission (Time-Resolved Observations of Precipitation Structure & Storm Intensity) in a competitive bid process versus major launch services companies
- Dec 2020: Awarded NASA's VCLS mission (Venture Class Launch Services) for launch of NASA CubeSats


ASTRA

BACKLOG CUSTOMERS

5+ GOVERNMENT CUSTOMERS

ESTABLISHED SMALL SAT COMPANIES

"First and foremost, I find that Astra clearly provided the strongest overall proposal and technical solution demonstrating they are capable of meeting the Mission One requirements with a significant strength assigned for maturity of the launch vehicle proposed."

Scott Syring
SOURCE SELECTION AUTHORITY

(1) Represents existing customer contracts. Certain existing customer contracts permit the customer to terminate them for convenience, subject to a termination penalty, or to terminate for cause (e.g., if Astra does not achieve certain milestones).

ASTRA ROCKET DESIGNED TO BE MASS MANUFACTURED AT SCALE

Focus on all-metal manufacturing to leverage learnings and automation of past 20 years in Automotive assembly



A "MODEL T" FOR THE SPACE INDUSTRY

Former Alameda Naval Air Station Headquarters

Designed with affordable manufacturing processes and automation in a world class facility, using readily available materials

Integrated Development and Production Facility

Manufacturing



Assembly



Test




Future Expansion Space

285,000 sq.ft 20 acre campus

ASTRA LAUNCH SYSTEM IS PORTABLE AND GLOBAL

Launch system fits in four standard shipping containers and only requires six Astra employees at launch site


P4-LAS
621D
CASE
MAINTENANCE
539-2346

ASTRA IS UNIQUELY POSITIONED TO SERVE THE SATELLITE MARKET

		CADENCE	DEDICATED LAUNCH PRICE	RANGE OF ORBITS[1]	TECHNOLOGY READINESS
ASTRA		300+ LAUNCHES / YEAR	$		
SMALL LAUNCH COMPETITORS (<500 KG)	 ROCKET LAB, Virgin ORBIT	< 50 LAUNCHES / YEAR	$$		
MEDIUM LAUNCH COMPETITORS (<1,500 KG)	 FIREFLY AEROSPACE, Relativity, abl space systems	< 25 LAUNCHES / YEAR	$$$		
HEAVY LAUNCH COMPETITORS (>1,500 KG)	 SPACEX, arianespace arianegroup, ROSCOSMOS	< 30 LAUNCHES / YEAR	$$$$		

Source: Company website, press, and Wall Street Research.
(1) Range of orbital destinations available to small satellite customers.

ASTRA MEETS THE NEEDS OF TODAY'S CONSTELLATIONS

Astra's dedicated direct orbital delivery eliminates the need for an orbit raise or in-space shuttling saving customers time and reducing risk of delay

RAPID
Real-Time, Point-to-Point Satellite Delivery

GLOBAL
From Anywhere on Earth

AFFORDABLE
Launch Vehicle Optimized for Cost

IDEAL FOR KEY USE CASES

- TEST SATELLITE LAUNCHES
- SYSTEM DEPLOYMENT
- GAP FILLING[1]
- REPLENISHMENT



(1) Gap filling represents launching satellites to fill out an orbital plane that already has a number of operational satellites.

BENJAMIN LYON

CHIEF ENGINEER, EVP PRODUCTION, MANUFACTURING AND LAUNCH OPERATIONS



OBSERVATIONS

Tech companies are great at:

- Seeing around corners
- Utilizing hardware, software, and services to delight customers
- Mastering critical technologies at scale
- Operational Efficiency



FROM ANYWHERE TO ANYWHERE

The fundamentals still apply:

- Satellites and spacecraft are getting smaller
- Globally optimized
- Ownership of enabling technologies
- Platform that unlocks and enables a whole new ecosystem
- Operationally efficient









MARTIN ATTIQ
CHIEF BUSINESS OFFICER

SUPPLY CONSTRAINED MARKET LEADING TO A RAPIDLY GROWING PIPELINE

$1.2B Pipeline

with great diversity in number of customers and verticals

- BROADBAND
- EARTH OBSERVATION
- MARITIME
- POINT-TO-POINT
- IOT/M2M CONNECTIVITY
- GOVERNMENT

Ongoing demand to be driven by deployment and maintenance of mega-constellations



Source: Company estimates.

KELYN BRANNON
CHIEF FINANCIAL OFFICER



ASTRA FUNDING PROFILE

($ in millions)



$1,501
$780
$256
$67
$4
($85)
($96)
($197)
($25)
($309)
($61)
($542)
($60)
($806)
($24)
2021E
2022E
2023E
2024E
2025E
UFCF(2)
($175)
($154)
($116)
$177
$676
Revenue
Opex(1)
Capex
Cumulative Unlevered Free Cash Flow (2)

- Total Funding Requirement: ~$450M
- Net Proceeds from Transactions: ~$488M(3)
- Significant investments will be made in major facilities, machinery, automation, and headcount to be complete in 2024
- Limited long-term CapEx requirements after 2025
- Cash Flow Thereafter: Substantial

Source: Management estimates.
(1) Defined as Revenue minus Adj. EBITDA.
(2) Defined as Adj. EBITDA less Capex less Changes in Net Working Capital.
(3) Pro Forma for $30M primary Series C offering, initial business combination (assuming no Holicity shareholder redemptions), and $200M PIPE.

FINANCIAL SUMMARY WITH KEY DRIVERS

($ in Millions)	2021E	2022E	2023E	2024E	2025E
# of Launches	3	15	55	165	300
Total Launch Revenue	$4	$47	$206	$619	$1,125
# of Satellites Launched	--	10	60	250	660
Modular Spacecraft Platform Revenue	--	$6	$31	$123	$314
# of Spaceports Deployed	--	1	1	2	3
Spaceport Services Revenue	--	$15	$18	$38	$62
Total Revenue	$4	$67	$256	$780	$1,501
% Revenue Growth		1,697%	280%	205%	92%
Gross Profit[1]	($6)	$14	$119	$477	$1,045
% Gross Margin[1]	NM	20%	46%	61%	70%
Adj. EBITDA[1]	($81)	($130)	($53)	$238	$694
% Adj. EBITDA Margin	NM	NM	NM	31%	46%
(-) Δ Working Capital	$3	$1	($1)	($2)	$5
(-) CapEx	($96)	($25)	($61)	($60)	($24)
Unlevered Free Cash Flow	($175)	($154)	($116)	$177	$676

- Launch Revenue grows as launch cadence ramps to daily in 2025
- Revenue ramps as Astra's Modular Spacecraft Platform grows
- Gross margins increase as factory utilization ramps and efficiencies from mass production are realized
- Further increases in launch cadence and space platform offerings expected to drive material revenue growth after 2025

Source: Management estimates.
(1) Before stock-based compensation.

ASTRA IS AN ATTRACTIVE OPPORTUNITY FOR PUBLIC INVESTORS TO PARTICIPATE IN THE COMMERCIAL SPACE ECONOMY

- Creates the first and only Public Hyperscale Space Platform
- Only potential provider of daily, low-cost and global access to Space
- Uniquely positioned offering with unmatched value proposition to mega-constellations
- Proven technology that is far along the development curve; the third privately funded U.S. company to achieve orbital launch capabilities
- Strong commercial traction with over $1.2B in pipeline opportunities
- ESG friendly given climate-focused end-use applications and environment-conscious manufacturing choices
- World-class management team with unparalleled industry experience at NASA and SpaceX

As the only publicly-traded satellite launch company, Astra represents a pure-play opportunity to partake in the momentum of tomorrow's Space Economy

$1.0+ TRILLION
Space Economy in 2040[1]

> 38K
Satellites to be launched 2020-2029[2]

$40.7 BILLION
Government investment in Space[3]

$1.2+ BILLION
Pipeline

$46 BILLION
Valuation for SpaceX today, representing ~48% CAGR since reaching Orbit in 2008[4]

Source: Wall Street Research.
(1) Per Morgan Stanley Research.
(2) Factors in Euroconsult and Management estimates for satellite launches.
(3) Based on projected FY'21 DoD and NASA budgets from Jefferies, What's Up in Space: Now Launchers, Same Incumbents (Aug 2020).
(4) Based on $410M 2008 valuation per PitchBook.

Q & A